SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                              September 22, 1997
              Date of Report  (Date of earliest event reported):



                            MASON OIL COMPANY, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


              Utah                0-28184                   87-109974
 (State or other jurisdiction  (Commission File Number)  (IRS Employer
       of incorporation)                               Identification No.)

           6337 Ravenwood Drive
             Sarasota, Florida              34243
           --------------------             -----
          (Address of principal
            executive offices)           (Zip Code)

      Registrant's telephone number, including area code:  (941) 351-3102
                                                           --------------


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)


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Item 4.  Changes in Registrant's Certifying Accountant.
------------------------------------------------------

     Effective September 22, 1997, Mantyla, McReynolds & Associates ("Mantyla") was dismissed as independent auditors of Mason Oil Companies, Inc. (the "Company"). Effective as of September 22, 1997, the accounting firm of Ehrhardt Keefe Steiner & Hottman PC was engaged by the Company to serve as the principal accountants to audit the Company's financial statements.
     The reports of Mantyla on the Company's financial statements for either of the past two fiscal years did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1994 and December 31, 1995, and in the subsequent interim period preceding Mantyla's dismissal, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Mantyla which would have caused Mantyla to make references to such matter in their report.
     The Company has requested that Mantyla furnish it a letter addressed to the Commission stating whether it agrees with the statements set forth above in this Item 4. A copy of such letter, dated September 22, 1997 is filed herewith as Exhibit 16 to this Form 8-K.

Item 8.  Change in Fiscal Year
------------------------------

     As previously reported in the current report on Form 8-K dated as of October 14, 1996, as filed by the Company with the Securities and Exchange Commission (the "Commission"), the Company has adopted a fiscal year consistent with the fiscal year of Ian Holdings, Inc., a recently acquired subsidiary. As a result of this change, the Company's fiscal year now ends on June 30 of each year. This is different from the fiscal year reflected in prior filings with the Commission. An annual report on Form 10-KSB will be filed by the Company for the fiscal year ending June 30, 1997.


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          MASON OIL COMPANY, INC.


             By:  /s/ Paul B. Ingram
             -----------------------
                      Paul B. Ingram
                      President


Dated: September 29, 1997

                                    EXHIBIT INDEX


Name of Exhibit
---------------

16 Letter from Mantyla, McReynolds & Associates regarding the change in certifying accountant.

                                  Exhibit 16








                              September 22, 1997


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

     We were previously principal accountants for Mason Oil Company, Inc. (the "Company") and under the date of March 27, we reported on the consolidated financial statements of the Company as of and for the years ended December 31, 1995 and 1994. On September 22, 1997, our appointment as principal accountants was terminated. We have read the Company's statements included under Item 4 of its Form 8-K dated September 22, 1997, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statement that Ehrhardt Keefe Steiner & Hottman PC was engaged on September 22, 1997 as the Company's independent accountants.
Very truly yours,

                              /s/  Mantyla, Mcreynolds & Associates